UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2013

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	333-188193	38-3917371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd and Market Streets, Halifax, PA		17032
(Address of principal executive offices)		(Zip Code)

(717) 896-3433

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement.

On December 26, 2013, Riverview Bank entered into a Director Deferred Fee Agreement with William Yaag, a director of Riverview Financial Corporation and Riverview Bank (the “Agreement”), which is effective January 1, 2014.

Pursuant to the Agreement, Mr. Yaag may annually elect to defer a percentage of his director fee. Prior to the distribution of benefits, the deferred amount shall earn interest at the five year rolling average of the 20-year Treasury rate for the immediately preceding five Plan years, plus three percent, with a minimum accumulation period crediting rate of four percent. Upon his separation of service, disability, change in control or death Mr. Yaag has elected to receive the amount credited to his deferral account payable in 120 monthly installments.

Attached hereto as Exhibit 99.1 is a copy of the agreement dated December 26, 2013 and is incorporated herein by reference.

On December 27, 2013, Riverview Bank entered into a Deferred Compensation Agreement with Robert Garst, Chief Executive Officer of Riverview Financial Corporation and Riverview Bank (the “Agreement”), which was effective December 1, 2013.

Pursuant to the Agreement, Mr. Garst may annually elect to defer a percentage of his base salary, bonus, and any performance-based compensation. Prior to the distribution of benefits, the deferred amount shall earn interest at the five year rolling average of the 20-year Treasury rate for the immediately preceding five Plan years, plus three percent, with a minimum accumulation period crediting rate of four percent. Upon his separation of service, disability, or death Mr. Garst will receive the amount credited to his deferral account payable in 60 monthly installments; provided further that if the separation of service occurs after a change in control, he will receive the payment over 60 months beginning the 25th month following separation from service.

Attached hereto as Exhibit 99.2 is a copy of the agreement dated December 27, 2013 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Deferred Compensation Agreement by and between Riverview Bank and William Yaag dated December 26, 2013.

99.2	Deferred Compensation Agreement by and between Riverview Bank and Robert Garst dated December 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

RIVERVIEW FINANCIAL CORPORATION (Registrant)

Dated: December 30, 2013	/s/ Robert M. Garst
Robert M. Garst
Chief Executive Officer

Exhibit Index

99.1	Deferred Compensation Agreement by and between Riverview Bank and William Yaag dated December 26, 2013.

99.2	Deferred Compensation Agreement by and between Riverview Bank and Robert Garst dated December 27, 2013.